UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2008

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on January 10, 2008, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99.  Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees;
shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the adequacy and effectiveness of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; changes in federal and state income tax laws and regulations, the effectiveness of our tax planning strategies and the sustainability of our tax positions; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits - See exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2008

REHABCARE GROUP, INC.

By: /s/ Jay W. Shreiner

Name: Jay W. Shreiner

Title: Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Investor Relations Presentation in use beginning January 10, 2008.

Exhibit 99

Investor Presentation, Third Quarter 2007

0

RehabCare®
delivering the post-acute continuum®
25 YEARS

About Us

RehabCare is a leading national provider of
physical rehabilitation services in conjunction with
nearly 1,250 hospitals and skilled nursing facilities
in 43 states and the District of Columbia.  We also
own and/or operate 10 freestanding rehabilitation
and long-term acute care hospitals.

Service Lines

$720 million consolidated
revenues(1)

Contract Therapy Division

$405 million revenue  - 57% of revenue (1)

1,085 skilled nursing facility programs

39 states

7.5 million annual patient visits

Hospital Rehabilitation Services Division

$169 million revenue  - 23% of revenue (1)

154 hospital-based programs

31 states & DC

47,000 inpatient and skilled nursing unit discharges/year

1.0 million annual outpatient visits

$101 million revenue  -  14% of revenue (1)

Freestanding Hospitals Division

6 rehabilitation hospitals, 3 LTACHs

1 rehabilitation hospital minority owned (2)

5 states  (3)

462 beds (3)

6,100 annualized patient discharges  (3)

Other Healthcare Services Division

$45 million revenue -  6% of revenue (1)

Phase 2 Consulting – consulting and care management for hospitals and health systems

Polaris Group – consulting for long-term care facilities

VTA Management Services – therapy and nurse staffing for New York

(1)

For twelve months ended 9/30/07

(2)

Not included in consolidated
revenues

(3)

These statistics include the
minority-owned rehab hospital

Financial Summary

$0.22

3.9

8.2

$172.9

3Q 07

$0.12(1)

2.1(1)

4.7(1)

$182.2

4Q 06

$0.12

$0.09(2)

Diluted Earnings Per
Share

2.0

1.7(2)

Net Earnings

5.5

4.2(2)

Operating Earnings

$184.0

$181.1

Operating Revenues

1Q 07

2Q 07

(dollars in millions except per
share)

(1) Includes a pretax software development impairment charge of $2.4 million, or $0.09 per diluted share after tax

(2) Includes a pretax intangible asset impairment charge of $4.9 million ($2.9 million after tax), or $0.17 per diluted share after tax

  Q3/07 operating earnings of $8.2 million and EPS of $0.22 per diluted share, are at the highest level in the last 8 quarters

  Lower operating revenues reflect elimination of programs that don’t meet profit and credit objectives

Consolidated Balance Sheet

(Dollars in thousands)

Cash and Cash Equivalents

Total Assets

Total Debt

Stockholders’ Equity

Percent of Debt to Total Capital

12/31/06

9/30/07

$    9,430

428,296

120,559

$210,779

36%

$  14,203

425,331

100,600

$235,142

       30%

  Cash flow from operations totaled $30.9 million for nine
        months ended September 30, 2007; $20 million debt
        repaid during this period

Cash flow from operations in the fourth quarter of 2007 enabled additional debt repayment during the quarter.

Contract Therapy
Market Overview

The Contract Therapy division manages skilled nursing facility rehab programs that are designed to provide therapy intervention to both short-stay patients and long-term residents with a wide range of conditions, including neurological, orthopedic and other conditions common to the geriatric patient.

Market Size

10,000 Medicare certified skilled nursing facilities

Competitive Landscape

Owned

Self-Operation

Aegis  (333)

Kindred - Peoplefirst  (332)

Genesis (220)

Sundance (103)

Skilled Healthcare (74)

Managed

RehabCare (1,085)

Aegis (667)

Genesis (480)

Select Medical (400)

Sundance (309)

Kindred - Peoplefirst (286)

EnduraCare (270)

Skilled Healthcare (122)

Source: Information available from public filings or from company websites

Contract Therapy
Performance

Q4 06

Q1 07

Q2 07

Q3 07

Dollars in millions

1,085

3.2%

$3.2

$98.3

1,197

(1.2)%

$(1.3)

$103.4

1,146

1,110

Number of Locations End
of Period

(2.2)%

1.1%

Operating Earnings
Margin

$(2.2)

$1.1

Operating Earnings (loss)

$102.8

$100.3

Operating Revenues

Outlook (assumes Part B therapy cap exception remains in place for 2008)

Quarterly sequential improvement in operating earnings

4.5 - 5.5% operating earnings margins during 2008

Return to net additions in locations in 2008

  Operating earnings have improved sequentially

        each quarter since Q1/07 with a cumulative

        improvement of $5.4 million over that time period

  Lower operating revenues reflect elimination of programs

        that don’t meet profit and credit objectives

Contract Therapy
Legislative/Regulatory Environment

Part B Therapy Caps & Physician Fee Schedule (PFS)

              The President signed into law the Medicare, Medicaid and SCHIP
              Extension Act of 2007 (Extension Act) which includes:

              A six-month extension of the exception process which
                    essentially eliminates the annual limit on therapies for Part B
                    Medicare beneficiaries

              A 0.5% increase in the PFS, which serves as the charge
                    master for reimbursement for Part B therapy services, for the next six-month period rather than the 10.1% scheduled
                    reduction

Hospital Rehabilitation Services
Market Overview

Acute care hospital-based inpatient rehabilitation facilities in RehabCare’s Hospital
Rehabilitation Services (HRS) division are for patients who require early, intensive therapies (at least 3 hours/day 5 days/week) for recovery from stroke, brain injury, neurological disorders, amputation and other disabling injuries and illnesses.  Outpatient therapy programs provide proactive, exercise-oriented therapy with hands-on treatment for individuals of all ages.

Market Size

5,000 acute care hospitals (approximately 1,000 hospital-based IRFs)

Competitive Landscape (Acute care hospital-based IRFs)

Self-Operation

RehabCare (108)

Horizon Health (Specialty Rehab Mgmt) (23)

HealthSouth (11)

Milestone(1)

TherEx (formerly National Rehab Partners)(1)

(1) Private company or a subsidiary of a public company; number of locations is not available

Source: Information available from public filings or from company websites

Hospital Rehab Services
Performance

Q4 06

Q1 07

Q2 07

Q3 07

Dollars in millions

10,173

154

15.7%

$6.3

$40.3

11,337

11,093

10,786

IRF Discharges

172

16.7%

$7.3

$43.8

164

161

Number of Locations End
of Period

12.0%

12.9%

Operating Earnings
Margin

$5.2

$5.4

Operating Earnings

$43.3

$41.8

Operating Revenues

Outlook

Modest increase in IRF units during 2008

Resumption of 3 – 5% growth in same store discharges during
2008

  Continued strong operating earnings performance through

        focus on controlling costs

  Lower operating revenues reflect impact of the 75% Rule and reduction in units that don’t meet profit and credit objectives

Hospital Rehab Services
Legislative/Regulatory Environment

IRF 75% Rule

The Extension Act:

       Permanently freezes the compliance threshold at 60%
             for cost reporting periods starting July 1, 2006

       Continues the use of comorbid conditions to qualify
             patients and averts a planned cut in reimbursement rates
             for lower extremity joint procedures

       Requires HHS to conduct a study on patient access and
             eligibility for rehabilitation services

       Eliminates market basket updates through 2009

Inpatient rehabilitation facilities (IRFs) are equipped to treat patients with a wide range of debilitating injuries and illnesses, offering inpatient and outpatient services in a home-like environment.  Long-term acute care hospitals (LTACHs) are specialty care hospitals designed for extended stay patients with complex and chronic conditions.

Freestanding Hospitals
 Description and Locations

Tulsa, OK

Miami, FL

Arlington, TX

Houston, TX

New Orleans, LA

Amarillo, TX

Midland, TX

Austin, TX

Kokomo, IN

Lafayette, LA

Providence, RI

Peoria, IL

St. Louis, MO

N. Kansas City, MO

Reading, PA

10 current locations

7 future locations

Freestanding Hospitals
Market Overview

Competitive Landscape

HealthSouth (94)

RehabCare (7)

Ernest Health (5)

Select Medical (4)

Vibra Healthcare (4)

Centerre (2)

Market Size:

240+ IRFs

Competitive Landscape

Select Medical (87)

Kindred (83)

Regency Hospital (23)

Triumph Healthcare (21)

LifeCare (20)

Vibra Healthcare (9)

HealthSouth (6)

Ernest Health (6)

RehabCare (3)

Market Size:

460+ LTACHs

Freestanding IRFs

LTACHs

Source: Information available from public filings or from company websites

Freestanding Hospitals
Performance

(1)

Includes a pretax impairment charge on Louisiana Specialty Hospital intangible asset of $4.9 million

(2)

Includes Central Texas Rehabilitation Hospital, which was in its Medicare demonstration period at 9/30/07.  First paying patients were admitted on November 30, 2007.

Outlook

13-15% EBITDA margins before corporate overhead in 2008 for hospitals in operation more than one year

$4.5 - $5.5 million of net EBITDA drag in 2008 for hospitals in operation less than one year

Q4 06

Q1 07

Q2 07

Q3 07

(6.7)%

$(1.6)

$24.4

0.1%

$0.0

$23.7

7.3%

(11.6)%

Operating Earnings Margin (loss)

$1.9

$(3.1)(1)

Operating Earnings (loss)

$26.0

$27.0

Operating Revenues

1,060

6(2)

857

972

1,006

IRF Patient Discharges

5

5

5

Number of IRFs End of Period

386

398

403

380

LTACH Patient Discharges

3

3

3

3

Number of LTACHs End of Period

   Q3/07 operating revenues and operating loss impacted by $1.4 million additional contractual reserve adjustment

  Q3/07 operating results also impacted by $700,000 start-up costs at Central Texas Rehabilitation Hospital

Dollars in millions

Howard Regional Health System West Campus Specialty Hospital
Kokomo, Indiana
Clear Lake Rehabilitation Hospital
Houston, Texas
Existing Freestanding Hospitals
West Gables Rehabilitation Hospital
Miami, Florida
MeadowBrook Specialty Hospital of Lafayette
Lafayette, Louisiana
MeadowBrook Specialty Hospital of Tulsa
Tulsa, Oklahoma
Arlington Rehabilitation Hospital
Arlington, Texas
Louisiana Specialty Hospital
New Orleans, Louisiana
RehabCare Rehabilitation Hospital-Permian Basin
Midland, Texas
Northwest Texas Rehabilitation Hospital
Amarillo, Texas
Central Texas Rehabilitation Hospital
Austin, Texas
(Phase I)
Announced Projects
Louisiana Specialty Hospital
satellite at Touro Infirmary
19-bed LTACH
New Orleans, Louisiana
Northland LTACH
35-bed LTACH
North Kansas City, Missouri
Rehabilitation Hospital of Rhode Island
41-bed Rehab
Providence, Rhode Island
Kokomo, Indiana
26-bed LTACH
Kokomo, Indiana
St. Luke's Rehabilitation Hospital
35-bed Rehab
St. Louis, Missouri
Providence, Rhode Island
40-bed LTACH
Providence, Rhode Island
The Reading Hospital and Medical Center
60-bed LTACH
West Reading, Pennsylvania
The Greater Peoria Specialty Hospital
50-bed LTACH
Peoria, Illinois
05
06
07
08
09
Wholly Owned
Joint Venture
Minority Owned Joint Venture

Freestanding Hospitals
Development Timeline

Division established in 2005 with the acquisition of
MeadowBrook Healthcare

10 existing hospitals, 6 in development, 1 awaiting State
Attorney General approval

Anticipated 4-6 new projects/year

Freestanding Hospitals
Legislative/Regulatory Environment

LTACH 25% Rule

              The Extension Act:

            Eliminates application of the 25% Rule for freestanding LTACHs and grandfathered LTACHs for next three years

            Freezes the 25% Rule for hospital-in-a-hospital (HIH) LTACHs at 50% for urban and up to 75% for rural and MSA dominant HIH LTACHs for a three year period

            Eliminates the recent payment reductions for very short stay outlier cases for a three-year period

            Imposes a three-year moratorium on new LTACHs and new LTACH beds with some exceptions

            Requires a study by HHS to establish facility and patient criteria.

IRF 75% Rule

               Freestanding Hospitals are subject to the same 75% Rule provisions  as previously discussed. The division had been operating at or above the 60%
                    compliance threshold for calendar year 2007.

Continuous Improvement
Initiatives

Intermediate

Long-Term

    Open 4-6 joint ventures
          annually

  Standardize care
          management processes
          across Hospitals and
          ARUs

    Implement IT roadmap for
          improved clinical,
          revenue cycle, and data
          warehouse systems

    Standardize and integrate
          back office processes and
          information systems

  Implement centralized
          support infrastructure
          for Hospitals division

  Build out continuum of
        care delivery model
        around key market
        relationships

  Implement electronic
        medical record system

  Continue to address
         therapist supply issue
         through innovation
         programs like Allied
         Health Research Institute
        and partnerships with
         the Universities of
         Kansas and Missouri

          2008 Initiatives

  CT operating earnings
         margins to 4.5% - 5.5%

  HRS modest increase in
          IRF units and resumption of
         3-5% growth in same store
          discharges

  HRS product development
         to better match long-term
          client needs

    Hospitals EBITDA margin to
          13-15% target for mature
          hospitals

   Roll out Patient Plus
          compensation program in
          CT division

Hospital
Medical/Surgical
Acute
Therapies
Care Management
HOME

Revenues (excluding StarMed)
$0
2002
2003
2004
2005
2006
2007

Investment Considerations
Why RehabCare?

Increasing market demand

Unique continuum of care model

Demonstrated ability to grow revenue
organically and through acquisitions

Proven ability to adapt to market

and regulatory changes

Expenditures for post-acute services:

Increase of 239% since 1998

Projected increase of 150% by 2016
Represents 12% of Medicare spending

75% rule, Part B therapy caps, LTACH

25% rule, physician fee schedule

(Annualized)

Celebrating 25 years as one of the longest tenured post-acute providers of service in the industry

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions and relationships at or above the levels projected; our ability to comply with the terms of our borrowing agreements; changes in governmental reimbursement rates and other regulations or policies affecting reimbursement for the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our service offerings and the development of alternative product offerings; the future financial results of any unconsolidated affiliates; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees;
shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the adequacy and effectiveness of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; changes in federal and state income tax laws and regulations, the effectiveness of our tax planning strategies and the sustainability of our tax positions; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

18